EXHIBIT 10.317

                             PERFORMANCE BOND


Travelers Casualty and Surety
  Company of America                  BOND NO. 61 SB 103206545 BCM
American Home Assurance Company       BOND NO. 21-45-09


Know  all  Men  by  these  presents that we, RBF EXPLORATION  II  INC.,  as principal (the "Principal"), TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation whose main office is located at One Tower Square, Hartford, Connecticut 06183 USA, and AMERICAN HOME ASSURANCE COMPANY, a New York corporation whose main office is located at 70 Pine Street, New York, New York 10270, as sureties (the "Sureties"), are firmly and irrevocably bound unto BTM CAPITAL CORPORATION (the "Owner") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (together with such successor trustees permitted pursuant to the terms hereof and the Indenture (defined below), the "Indenture Trustee") as Indenture Trustee under a Trust Indenture and Security Agreement dated as of August 12, 1999, entered into with RBF Exploration Co. ("RBFE"), as supplemented and amended by the Supplemental Indenture and Amendment dated as of February 1, 2000, between RBFE, the
Indenture Trustee and the Owner (as so supplemented and amended, the "Indenture") (the Owner and Indenture Trustee hereinafter called "Obligees"), in the maximum penal sum of $265,000,000 (including any and all interest, attorney's fees, expenses, costs and liquidated damages); for which payment the Principal and Sureties bind themselves, their respective successors and assigns firmly by these presents.

WHEREAS, by Novation Agreement dated as of February 1, 2000, the Owner has entered into a written agreement dated November 14, 1997, known as the Contract for Construction and Sale of Vessel (Hull No. HRBS6) (as amended to date and as further amended from to time to time as permitted by the Indenture and otherwise with the consent of the Indenture Trustee and the Sureties, the "Construction Contract"), with Hyundai Heavy Industries Co., Ltd. and Hyundai Corporation (the "Builders") with respect to construction of a semi-submersible vessel (the "Rig") and the performance of certain obligations of the Builders under the Construction Contract is guaranteed by Korea Exchange Bank pursuant to a Letter of Guarantee No. 0696GBD711111 (as may be amended from time to time with the consent of the Indenture Trustee and the Sureties, the "Bank Performance Guarantee").

WHEREAS, RBFE has entered into a written agreement dated August 12, 1998, known as the Offshore Daywork Drilling Contract (as amended to date and as further amended from time to time as permitted by the Indenture and otherwise with the consent of the Indenture Trustee and the Sureties, the "SDDI Contract"), with Shell Deepwater Development, Inc. ("SDDI").

WHEREAS, the Principal has entered into a written agreement dated as of February 1, 2000, known as the Construction Supervisory Agreement (as amended from time to time with the consent of the Indenture Trustee and the Sureties, the "CSA"), with the Owner and RBFE to supervise the design, construction, and delivery of the Rig in accordance with both the Construction Contract, the CSA and the SDDI Contract.

WHEREAS, in connection with certain monetary advances made or agreed to be made by RBFE and the Owner in connection with the construction and delivery of the Rig under the foregoing contracts, the Principal has agreed to furnish this Performance Bond, guaranteeing either (a) the design, construction and delivery of the Rig on or before the Outside Date (as defined in the CSA) or (b) payment of certain damages, in the manner contemplated by the CSA, in each case based on an Event of Default under the CSA.

NOW, THEREFORE, the condition of this obligation is such that:

(1) If the Principal has caused the Rig to be delivered to and accepted by SDDI and Completion (as defined in the CSA) has occurred on or before the Outside Date (as defined in the CSA), then this obligation shall be null and void, otherwise to remain in full force and effect.

(2) If, based on an Event of Default (as defined in the CSA), (i) the Indenture Trustee makes written demand on the Principal for payment of the amounts contemplated by Section 6.1 of the CSA and (ii) the Principal makes payment in full on such demand of all amounts due (including Liquidated
Damages (as defined in the CSA)) under said Section 6.1, then this obligation shall be null and void, otherwise to remain in full force and effect.

(3) If, based on an Event of Default (as defined in the CSA), (i) the Indenture Trustee makes written demand on the Principal for payment of the amounts due pursuant to Section 6.1 of the CSA and the Principal fails to make payment in full on such demand of all amounts due (including Liquidated Damages) pursuant to Section 6.1 of the CSA, or (ii) the Indenture Trustee notifies the Sureties that it has determined (which determination shall be reasonable and in good faith) that the making of such demand on the Principal would be stayed pursuant to the operation of
Section 362 of Title 11 of the U.S. Code or otherwise prohibited as a matter of law because of the existence of a petition for liquidation or reorganization of the Principal under applicable bankruptcy or similar laws, then in either case the Sureties shall take the actions set forth in either the following paragraph (a) or paragraph (b), the choice of one of such paragraphs to be in the sole discretion of the Sureties:

     (a) cause Completion to occur on or before the Outside Date in accordance with the provisions of the CSA (other than Section 2.5(r), Section 2.5(v), Section 2.5(x), Section 2.5(y), Section 3.2(b), Section 3.2(c) or Article VII (including Appendix A to the CSA) (it being understood and agreed that, subject to the provisions of Section 3.2(a) of the CSA and notwithstanding the existence of a Default or an Event of Default (as defined in the
          CSA), the Sureties shall be entitled to requisition funds from RBFE on behalf of the Owner and from the funds held by the
          Indenture Trustee (by Sureties' completion and delivery to the Indenture Trustee of the Form of Requisition attached to the CSA as Exhibit B) and credited to the account styled "RBF Exploration Construction Account" (the "Construction Account") for the purpose of causing Completion); or

     (b) pay in full to the Obligees jointly, by wire transfer of immediately available funds, within 10 days after the effectiveness of a claim made by either of the Obligees pursuant to the terms hereof, all amounts (including Liquidated Damages) due pursuant to Section 6.1 of the CSA, to the account identified to the Sureties in a writing executed by both Obligees (the "Collection Account").

(4) If, following an Event of Default (as defined in the CSA), the Sureties exercise the choice set forth in clause (3)(a) immediately above, and Completion does not occur on or before the Outside Date for any reason (including, without limitation, by reason of insufficiency of funds in the Construction Account to cause Completion) other than because of a failure by RBFE on behalf of the Owner or the Indenture Trustee to make payment under Section 3.2 of the CSA in respect of a properly submitted and supported requisition (notwithstanding the existence of a Default or Event of Default (as defined in the CSA)), then the Sureties shall pay in full to the Obligees jointly, to the Collection Account, the amounts (including Liquidated Damages) due pursuant to, and within the time provided in,
Section 6.1 of the CSA, which payment shall not be reduced or diminished by the amount expended by the Sureties in attempting to cause Completion to occur and which payment shall not exceed the penal sum of this Bond.

PROVIDED, HOWEVER, that (1) subject to the provisions of the following clause (2), the total liability of the Sureties to make payment of amounts pursuant to Section 6.1 of the CSA as contemplated by the immediately foregoing clause (3)(b) and clause (4) of this Performance Bond shall (a) in no event exceed the total of (x) the actual amount of the payments made to, at the direction of or for the benefit of RBFE, the Owner or the Principal, from the funds held by the Indenture Trustee and credited to the Construction Account and to the account styled "RBF Exploration Payment Reserve Account" (collectively, the "Disbursement Accounts") under the Indenture, and (y) the amount of Liquidated Damages (as defined in the
CSA), but in no event in excess of the penal sum of this Performance Bond; and (b) be reduced by all monies theretofore actually and finally received by the Obligees prior to payment by the Sureties hereunder on account of
(i) insurance policies or from the Bank Performance Guarantee and/or (ii) demand made on the Principal or R&B Falcon Corporation by either of the Obligees, in respect of amounts that would otherwise be due from the Sureties under this Performance Bond; and (2) nothing in this paragraph shall be construed to require that the Indenture Trustee take any action whatsoever with respect to the exercise of any remedy against RBFE. the Owner, the Principal or any other person or against the Disbursement Accounts, the Bank Performance Guarantee or any collateral as a prerequisite to making a claim under this Performance Bond or as a prerequisite to the performance of Sureties' obligations under this Performance Bond, and further,

PROVIDED, HOWEVER, that, subject to the provisions of clause (4) above, the Sureties shall not be liable in the aggregate to both Obligees for more than the penal sum of this Bond, and, in the event of conflicting or competing demands by the Obligees, shall be responsible only once in respect of any underlying claim, and further,

PROVIDED, HOWEVER, that (1) the Sureties' liability hereunder shall automatically terminate if neither Obligee has provided notice of a claim on this Performance Bond in accordance with the provisions hereof within 60 days after the Outside Date (as defined in the CSA) and (2) the expiration of this Bond may be extended, from time to time, with the Sureties' written consent, and further,

PROVIDED, HOWEVER, the Sureties shall be severally, and not jointly, liable under this Bond, and, with respect to each payment as well as the penal sum of this Performance Bond, the maximum liability of Travelers Casualty and Surety Company of America shall be limited to sixty percent (60%) and of American Home Assurance Company shall be limited to forty percent (40%), and further,

PROVIDED, HOWEVER, it is expressly understood and agreed that (x) a claim under this Performance Bond must be made by either of the Obligees by filing written notice of such claim with the Sureties at the following address: Travelers Casualty and Surety Company of America, Attention: Bond Claim, One Tower Square, 3PB, Hartford, Connecticut 06183-9062 with a copy to American Home Assurance Company, 175 Water Street, 6th Floor, New York, New York 10038 Attention: Bond Claims, delivered by overnight courier of national reputation, (y) notice given in accordance with the foregoing shall be sufficient to both of the Sureties, and (z) such claim shall be effective at such time as is provided in the following paragraphs, and further,

PROVIDED, HOWEVER, any claim filed by either of the Obligees shall be accompanied by:

(1) if such claim is based on an Event of Default arising from Completion not occurring by the Outside Date, (a) a copy of the conditional demand, if any, made by either of the Obligees pursuant to Section 4.3(b) of the CSA, (b) such Obligee's written certification to the Sureties that Completion did not occur on or prior to the Outside Date, (c) a copy of the written notice to the Principal (i) stating that an Event of Default under the CSA has occurred by reason of Completion not occurring on or prior to the Outside Date, (ii) terminating the rights of the Principal under the CSA and (iii) if the conditional demand contemplated by Section 4.3(b) of the CSA was not made, demanding payment by the Principal of the amounts described in
     Section 6.1 of the CSA and (d) such Obligee's written certification to the Sureties that such payment was not made by the applicable date
     (which shall be the later of the Outside Date and fifty (50) days after the notice described in clause (a), if such notice was given, or which shall be thirty (30) days after the date of the notice described in clause (c), if the notice in clause (a) was not given); or

(2) if such claim is based on an Event of Default arising from Initial Acceptance not occurring on or before June 28, 2000, (a) a copy of the conditional demand, if any, made by either of the Obligees pursuant to
     Section 4.3(a) of the CSA, (b) such Obligee's written certification to the Sureties that Initial Acceptance did not occur on or prior to June 28, 2000, (c) a copy of (1) the written notice to the Principal delivered pursuant to Section 6.1 of the CSA (x) stating that an Event of Default under the CSA has occurred by reason of Initial Acceptance not occurring on or prior to June 28, 2000, (y) terminating the rights of the Principal under the CSA, and (z) if the conditional demand contemplated by Section 4.3(a) of the CSA was not made, demanding payment by the Principal of the amounts described in Section 6.1 of the CSA, and (2) the written demand made on R&B Falcon Corporation under the performance guarantee provided by R&B Falcon Corporation in favor of the Principal and certain other persons (the "Falcon Performance Guarantee") in respect of such Event of Default (to the extent such Event of Default is covered by the Falcon Performance Guarantee), and (d) such Obligee's written certification to the Sureties that such payment was not made by the applicable date (which shall be the later of June 28, 2000 and fifty (50) days after the notice described in clause (a), if such notice was given, or which shall be thirty (30) days after the date of the notice described in clause (c), if the notice in clause (a) was not given); or

(3) If such claim is based on any Event of Default other than those described in clauses (1) and (2) above, (a) a copy of (1) the written notice to the Principal stating that an Event of Default has occurred, terminating the rights of the Principal under the CSA and demanding payment by the Principal of the amounts described in Section 6.1 within thirty (30) days of such notice, and (2) the written demand made on R&B Falcon Corporation under the Falcon Performance Guarantee in respect of such Event of Default (to the extent such Event of Default is covered by the Falcon Performance Guarantee), and (b) a copy of a second written notice to the Principal stating that (i) the Principal has failed to make the payments described in Section 6.1 of the CSA as demanded in the first written notice, and (ii) as a result of such failure such Obligee intends to make a demand against the Sureties under the Performance Bond, and (c) such Obligee's written certification to the Sureties that the Principal has failed to comply with its obligations under the CSA within twenty (20) days after receipt of such second notice.

Notwithstanding anything to the contrary contained herein, a claim described in clause (1), clause (2) or clause (3) above shall be effective on the date that is fifty (50) days after the date on which the first notice with respect to such claim is received by the Sureties (whether in the form of a copy of a demand or otherwise). The failure of an Obligee to contemporaneously deliver a copy of any notice to the Sureties as required under clause (1), clause (2) or clause (3) above, shall not invalidate an otherwise valid claim made on this Bond but shall have the effect of delaying the effectiveness of such claim to a date that is 50 days after the date on which the first such copy of a notice is delivered to the Sureties.

If either Obligee notifies the Sureties that it has determined (which determination shall be reasonable and in good faith) that the making of any demand on the Principal or R&B Falcon Corporation described in clause (1), clause (2) or clause (3) above would be stayed pursuant to the operation of
Section 362 of Title 11 of the U.S. Code or otherwise prohibited as a matter of law because of the existence of a petition for liquidation or reorganization of the Principal or R&B Falcon Corporation under applicable bankruptcy or similar laws, the failure of either Obligee to make such a demand on the Principal or R&B Falcon Corporation shall not invalidate an otherwise valid claim made on this Bond but shall have the effect of delaying the effectiveness of such claim to a date that is 50 days after the earlier of (a) the date on which such Obligee so notifies the Sureties of such determination and (b) the date on which the first notice of such claim pursuant to clause (1), clause (2) or clause (3) above was delivered to the Sureties.

Subject to the provisions of this Performance Bond with respect to the maximum liability of the Sureties, making a claim under the foregoing clause (2) does not preclude making a subsequent claim under the foregoing clause (1). The Sureties agree that the Obligees' rights and the Sureties' obligations under this Performance Bond shall remain in full force and effect notwithstanding any insolvency or bankruptcy proceeding by or against the Principal, R&B Falcon Corporation or any of its subsidiaries or affiliates under Title 11 of the United States Code or any other federal or state bankruptcy or insolvency laws.

PROVIDED, HOWEVER, that (1) the Indenture Trustee shall be deemed to have automatically consented to the amendment of the date within the definition of "Outside Date" under the CSA if (a) such amendment is agreed to by the Owner and the Principal, and a copy thereof, signed by the Owner, the Principal and the Sureties has been delivered to the Indenture Trustee, (b) such amendment is consented to by the Sureties and SDDI and the rights of the Owner under the SDDI Contract are not impaired, (c) the extension of time represented by such amendment does not exceed 60 days, (d) the payments required by Section 4.1 of the CSA are being made as required thereby and (e) the Sureties certify (upon request of either Obligee) that they believe in good faith that Completion can be made to occur before the Outside Date (as such definition is amended), and (2) if either of the Obligees shall have actual knowledge of an Event of Default, such Obligee shall use good faith best efforts to so notify the Sureties, but the failure of an Obligee to so notify the Sureties shall not invalidate an otherwise valid claim made on this Bond, and further,

PROVIDED, HOWEVER, that if the Sureties elect or are obligated to pay under clause 3(b) or clause 4 above, rather than cause Completion to occur, the Sureties shall not be obligated to make payment of any claim on this Performance Bond, unless and until they shall have received a written assignment, to become effective upon payment of such claim, of all of the rights of the Indenture Trustee under each of the Construction Contract, the Bank Performance Guarantee, the SDDI Contract, the CSA, the Falcon Performance Guarantee and in all other collateral included within the Trust Estate (other than the Construction Account) (provided that, to the extent that the Principal, RBFE or the Owner is obligated to the Indenture Trustee under the Indenture for amounts in excess of the penal sum of this Performance Bond, the Indenture Trustee may retain a subordinated second priority security interest in such collateral to secure such obligation to the Indenture Trustee so long as the Indenture Trustee agrees not to take any action with respect to such interest (other than any action necessary to preserve such interest under applicable law) until such time as all security interests in such collateral in favor of the Sureties shall have been released by them); such assignment shall be substantially in the form to be attached as Exhibit A hereto and shall be accompanied by a legal opinion substantially in the form to be attached as Exhibit B hereto.

No right of action shall accrue on this Performance Bond to or for the use of any person or corporation other than the Obligees named herein and any assignees permitted by the following sentence. Neither Obligee may assign any one or more of its rights hereunder without the prior written consent of the Sureties, provided, however, that either Obligee may assign any or all of its rights hereunder to the other Obligee (subject to the terms of the Indenture), and otherwise the Sureties will not unreasonably withhold their consent to the assignment by the Indenture Trustee of any or all of its rights hereunder to a successor trustee permitted under the Indenture. This Performance Bond shall be interpreted according to the Laws and Statutes of the State of Connecticut, U.S.A. The United States District Court, located in Hartford, Connecticut, shall have exclusive jurisdiction and venue with respect to any litigation arising under or connected with this Performance Bond.

The parties hereto voluntarily and intentionally waive any right any of them may have to a trial by jury in respect of any litigation arising out of, under or in connection with this Performance Bond or any of the documents, agreements or transactions contemplated hereby. This Bond may be executed in one or more counterparts, each of which shall be an original but all of which together shall constitute one instrument.

This Performance Bond is a complete statement of all of the obligations of the Sureties in favor of the Obligees in respect of the transactions contemplated hereby and by the CSA.

                  [Remainder of page intentionally blank]

     IN WITNESS WHEREOF, said the Principal and Sureties have hereunder set their hands and seals by their duly authorized representatives this ____ day of January, 2000.


Witness:                           RBF EXPLORATION II INC.


                                   By___________________________(Seal)
                                        Name:
                                        Title:


                                   TRAVELERS CASUALTY AND
                                   SURETY COMPANY OF AMERICA


                                   By____________________________(Seal)
                                        Name:
                                        Title:


                                   AMERICAN HOME ASSURANCE
                                   COMPANY


                                   By____________________________(Seal)
                                        Name:
                                        Title:

------------------------------------------------------------------------

                                 EXHIBIT A
                            to Performance Bond


                                ASSIGNMENT

     THIS ASSIGNMENT dated as of ____________ (as may hereafter be amended, extended, renewed or otherwise modified from time to time, this "Assignment"), by ______ [TRUSTEE] ("Assignor"), in favor of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA and AMERICAN HOME ASSURANCE COMPANY, herein collectively referred to as ("Assignee").

PRELIMINARY STATEMENT

     Reference is made to a Performance Bond dated February 1, 2000, issued on or prior to such date by the Assignee in favor of BTM Capital Corporation and the Assignor (the "Performance Bond"). All terms as used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture (as such term is defined in the Performance Bond).

     As a condition of the obligation of the Assignee to make payments pursuant to clause 3(b) or clause 4 of the Performance Bond, Assignor must execute and deliver this Assignment.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby absolutely assigns, transfers, conveys and sets over to Assignee, its successors and assigns all right, title and interest and all powers, privileges and benefits of Assignor (the following herein referred to as the "Assigned Rights") (a) in, to and under any and all of the Project Documents identified on Annex 1 hereto and (b) against, and with respect to, the Issuer under the Granting Clauses and Sections 7.1, 7.5 (other than clause (c) and clause (b)), 7.6, 7.7, 7.8, 7.9, 7.12, 8 and 9 of the Indenture; provided, however (i) the Assignee shall have no obligations to or rights against any of Note Holders under the Indenture or otherwise and (ii) the Assigned Rights shall not include any rights of the Assignor in the Construction Account.

     TO HAVE AND TO HOLD the Assigned Rights unto Assignee, its successors and assigns, to its and their own proper use and behoof, upon and subject to the terms and conditions set forth in this Assignment.

     Assignor represents, warrants, covenants and agrees with Assignee and the Noteholders as follows:

(1) Representations and Warranties. Assignor hereby represents and warrants to Assignee that:

           (a) Assignor has delivered to the Assignee an accurate and complete copy of each of the Project Documents, each of which is in full force and effect and none of which has been amended or supplemented except as permitted by the Performance Bond (photocopies or originals of which are attached hereto as Annex I to this Assignment);

           (b) Assignor has full corporate power and authority, without the joinder or consent of any person (except for such consents as have been obtained and except for any consents of the Sureties that may be required), to assign the Assigned Rights pursuant to and as provided in this Assignment;

           (c) Assignor has taken no action to create or permit, and has no actual knowledge of the creation or existence of, any liens, security interests, charges or encumbrances against the Assigned Interests since the effective dates of the Project Documents other than liens, security interests, charges and encumbrances permitted by or consented to by the Sureties under the Performance Bond; and

           (d) no consents, approvals, filings or authorizations are required to effect the assignment of the Assigned Rights and to grant to the Assignee all rights and privileges of Assignor in the Assigned Rights.

     (2)       Absolute Assignment.

           (a) The assignment of the Assigned Rights pursuant to this Assignment is intended to be, and shall be deemed and construed to be, an absolute and unconditional present assignment to Assignee of the Assigned Rights, and not merely the grant or other creation of a lien or security interest in or on the Assigned Rights.

           (b) The assignment of the Assigned Rights pursuant to this Assignment is and shall be irrevocable. All powers, authorizations and appointments granted to Assignee pursuant to this Assignment and all authorizations and directions and notices to parties to the Project Documents in respect of this Assignment also are and shall be irrevocable. Assignor shall not take any action that is inconsistent with this Assignment, and Assignor shall not make any assignment, designation or direction inconsistent with this Assignment. Any purported assignment, designation or direction inconsistent with this Assignment shall be null and void.

           (c) Assignor makes no representation or warranty regarding title to the Assigned Interests other than as set forth in Section 1 above.

     (3)       Power of Attorney; Further Assurances.

           (a) Assignor hereby authorizes Assignee, and appoints Assignee as Assignor's attorney-in-fact, at Assignee's option, to:

                (1) appear, on Assignor's behalf and in its name (provided that reasonable notice of such use shall be provided to Assignor), for the purpose of prosecuting any claim for awards, damages or other amounts which may be or become payable to or for the benefit of Assignor in any case or proceeds in respect of the Assigned Rights;

                (2) execute and deliver, on Assignor's behalf and in its name, such further assignments, deeds and other instruments effectuating any conveyance or assignment reasonably contemplated hereby; and

                 (3) take all other actions from time to time reasonably deemed by Assignee to be necessary or appropriate to enable Assignee to enjoy and exercise the Assigned Rights.

           (b) The authorization and appointment of Assignee pursuant to the immediately preceding paragraph (a) is irrevocable, is coupled with an interest and includes full power of substitution.

           (c) Assignor will take such acts, and will execute and deliver such further documents and instruments, as may be reasonably requested by Assignee to further effect the transfer and assignment of the Assigned Rights as contemplated hereby (including, without limitation, the execution and filing of necessary transfer documents with respect to the First Preferred Ship Mortgage and any Uniform Commercial Code financing statements).

     (4) Notices. All notices, demands, requests and other communications to be given to the Assignor or the Assignee under this Assignment shall be given in accordance with the Trust Indenture and shall become effective as provided in the Trust Indenture and the Performance Bond.

     (5) Indemnification. Assignee agrees to indemnify and hold harmless Assignor from and against any and all claims, expenses and liabilities (including attorneys fees and other costs of defense) arising out of or in connection with Assignee's exercise of any rights and remedies under the Assigned Rights, any use of Assignor's name granted pursuant hereto and the power-of-attorney grant to Assignee hereunder, other than any claims caused solely by Assignor's own gross negligence or willful misconduct.

     (6)       Miscellaneous.

           (a) The captions and Section headings in this Assignment are for convenience of reference only and are not intended to define, alter, limit or enlarge in any way the scope or meaning of this Assignment or any provision set forth in this Assignment.

          (b) The Preliminary Statement set forth at the beginning of this Assignment is incorporated in and made a part of this Assignment by this reference.

           (c) Each reference in this Assignment to any gender shall be deemed also to include any other gender, and the use in this Assignment of the singular shall be deemed also to include the plural and vice versa, unless the context clearly requires otherwise. As used in this Assignment, the term "person" means any and all natural persons (whether acting for themselves or in a representative capacity), sole proprietorships, partnerships, joint ventures, associations, trusts, estates, limited liability companies, corporations (non-profit or otherwise), financial institutions, governments (and agencies, instrumentalities and political subdivisions thereof), and other entities, authorities and organizations of every type. As used in this Assignment, unless the context clearly requires otherwise, the words "herein," "hereunder," hereinafter" and "hereto" and words of similar import shall be deemed to refer to this Assignment as a whole and not to any particular Section, paragraph or other subdivision, and the words "include" and "including" shall be deemed to be followed by the words "without limitation." Each reference in this Assignment to the provisions of this Assignment or the provisions of any of the Project Documents shall be deemed to refer to any and all covenants, agreements, terms, conditions and other provisions hereof or thereof.

           (d) This Assignment shall be governed by the internal laws of the State of Texas, without regard to principles of conflicts of law. If any provision of this Assignment shall be invalid, illegal or unenforceable in any respect, or if any provision of any of the other Project Documents shall or would invalidate this Assignment, then such provision alone shall be deemed to be null and void, and the validity, legality and enforceability of the remaining provisions of this Assignment and the remaining provisions of the other Project Documents shall remain in full force and effect and shall not in any way be affected or impaired thereby.


   [Remainder of page intentionally blank; next page is signature page.]

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed as of the date first above written.

                              [TRUSTEE]


                              By:______________________________________
                                   [Name]
                                   [Title]






STATE OF                 )
                         ) ss:                             [Date]
COUNTY OF                )

     Personally appeared [OFFICER] of [TRUSTEE], who executed the foregoing instrument and acknowledged the same before me, to be his/her free act and deed as such [OFFICER] on behalf of said [corporation] [association].


                                   _________________________________
                                   Print Name:
{AFFIX NOTARIAL SEAL}              Notary Public
                                   My commission expires:


                                  Annex I

                        Copies of Project Documents

Including the following (all terms as defined in the Indenture):

Construction Supervisory Agreement
Performance Bond
Performance Guarantee
Refundment Guarantee
Assignment of Drilling Contract
Operation and Maintenance Agreement
First Preferred Ship Mortgage
SDDI Acknowledgment and Consent
[Other agreements and instruments executed by Issuer, RBF II or the Parent]

---------------------------------------------------------------------------

                                 EXHIBIT B

                            to Performance Bond


                                   [Date]


To the Sureties (defined below)

     Re:  RBF Exploration Co.
          $200,000,000 Senior Secured Class A1 Notes
          $50,000,000  Senior  Secured Class A2  Notes  (collectively, the
"Notes")

Ladies and Gentlemen:

     We have acted as special outside counsel to Chase Bank of Texas, National Association (in its individual capacity herein referred to as the "Bank", and in its capacity as indenture trustee herein referred to as the "Trustee"), a national banking association with its principal banking office located in Houston, Texas, in connection with the issuance by RBF Exploration Co. (the "Company") of the referenced Notes, pursuant to a Trust Indenture and Security Agreement, dated as of August 12, 1999, as supplemented and amended by the Supplemental Indenture and Amendment dated as of February 1, 2000 (the "Indenture"), by and between the Company, BTM Capital Corporation and the Trustee. All defined terms used throughout this opinion and not otherwise defined herein shall have the same meanings as given to such defined terms in the Indenture. In connection with the foregoing, we have reviewed the assignment (the "Assignment") of even date herewith executed by the Trustee and delivered to the Sureties and each of the documents and instruments identified on Annex I hereto (herein referred to as the "Assigned Agreements").

     We have also examined certificates of officers of the Trustee, the Comptroller of the Currency of the United States, and such other documents and instruments as we have deemed necessary or appropriate in rendering the opinions set forth below. In rendering the opinions set forth below, we have assumed the following:

     (A) The genuineness of all signatures (other than signatures of persons acting on behalf of the Bank and the Trustee), the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, photostatic or telephonic facsimile copies.

     (B)    That  each of the other parties to the Assigned Agreements  had full power and authority to execute, deliver and perform its respective obligations thereunder, the Assigned Agreements have been duly authorized, executed and delivered by each of the other parties thereto, and the Assigned Agreements constitute valid and legally binding obligations of each of the other parties thereto, enforceable against each in accordance with their respective terms.

     Based upon the foregoing and subject to the qualifications hereinafter stated, we are of the opinion that:

     1. The Bank is duly chartered, validly existing and in good standing as a national banking association with trust powers under the banking laws of the United States of America.

     2. The Trustee has all necessary corporate and trust powers and authority to execute and deliver the Assignment and its rights under the Assigned Agreements, to perform its obligations under the Assignment and to consummate all of the transactions contemplated thereby.

     3. The Trustee has duly authorized, executed and delivered the Assignment.

     4. The Assignment constitutes legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with their respective terms.

     5. The execution and delivery of the Assignment and compliance by the Trustee with the provisions of the Assignment do not and will not contravene any law or any order known to us of any court or governmental authority or agency applicable to or binding on the Trustee or its articles of association or its bylaws.

     6. To our knowledge there are no proceedings pending or threatened and there is no existing basis for any such proceedings against or affecting the Trustee in or before any governmental authority or arbitration board or tribunal which, if adversely determined, might impair the ability of the Trustee to perform its obligations under the Assignment.

     7. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Trustee of the Assignment.

     8. The Assignment grants the Sureties all rights of the Trustee in the Assigned Agreements and will not affect the rights of the Trustee against third parties thereunder or impair the validity or priority of any Liens created thereby.

The opinions expressed above are subject to the following qualifications and limitations:

     (a) Enforceability and performance of the Assignment is subject to and may be limited by (1) principles of equity and (2) applicable receivership, insolvency, fraudulent conveyance, moratorium and other similar laws and regulations from time-to-time in effect generally applicable to and affecting the enforceability of creditors' rights generally.

     (b) We express no opinion as to whether a court would grant specific performance or any other equitable remedy with respect to the enforceability of the Assignment.

     (c) We express no opinion regarding the validity or enforceability of the choice-of-law provisions contained in the Assignment.

     (d) We express no opinion regarding the validity, enforceability or priority of any lien, security interest or mortgage on any rights or collateral assigned to the Sureties by the Trustee pursuant to the Assignment.

     (e) We express no opinion with respect to any of the provisions of the Assignment and the Assigned Agreements that purport to confer jurisdiction or venue on any court, to waive service of process, to waive rights to jury trial, to provide for indemnification of parties for acts of negligence, to establish evidentiary standards, to establish standards of care, to exculpate parties from liability for future actions or any provisions that may otherwise be limited by public policy considerations, requirements of good faith and fair dealing, reasonableness and similar standards.

     This opinion is limited exclusively to the laws of the State of Texas and the federal laws of the United States of America in effect on the date hereof, and we express no opinion with regard to any matter which may be governed by the laws of any other jurisdiction.

     The opinions expressed herein are limited solely to the matters expressly set forth in this opinion, and no opinion is to be implied or should be inferred beyond the matters expressly so stated.

                              Very truly yours,



                                  Annex I

                         Documents and Instruments

(All terms as defined in the Indenture)

Indenture
Construction Supervisory Agreement
Performance Bond
Performance Guarantee
Refundment Guarantee
Assignment of Drilling Contract
Operation and Maintenance Agreement
First Preferred Ship Mortgage
SDDI Acknowledgment and Consent
[Other agreements and instruments executed by Issuer, RBF II or the Parent]